SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2007

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York     10080

(Address of principal executive offices)               (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-132911) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Bank of New York (as so amended, the “Indenture”). The Company will issue as part of its Medium-Term Notes, Series C, $64,500,000 aggregate principal amount of 9% Callable STock Return Income DEbt SecuritiesSM due September 24, 2009, payable on the maturity date with Caterpillar Inc. common stock, under the Indenture. The exhibits consist of the form of Note and an opinion of counsel relating thereto.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)

Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s 9% Callable STock Return Income DEbt SecuritiesSM due September 24, 2009, payable on the maturity date with Caterpillar Inc. common stock.*

(5) & (23)

Opinion re: legality; consent of counsel.

Opinion of Sidley Austin LLP relating to the 9% Callable STock Return Income DEbt SecuritiesSM due September 24, 2009, payable on the maturity date with Caterpillar Inc. common stock. (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes).

*	Previously filed as Exhibit 99(B) to Registrant’s Registration Statement on Form 8-A dated September 17, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/S/ JOHN THURLOW
John Thurlow Assistant Treasurer

Date: September 24, 2007

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED SEPTEMBER 24, 2007

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s 9% Callable STock Return Income DEbt SecuritiesSM due September 24, 2009, payable on the maturity date with Caterpillar Inc. common stock. *

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin LLP relating to the 9% Callable STock Return Income DEbt SecuritiesSM due September 24, 2009, payable on the maturity date with Caterpillar Inc. common stock. (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes).

*	Previously filed as Exhibit 99(B) to Registrant’s Registration Statement on Form 8-A dated September 17, 2007.

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